UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2013

MAGYAR BANCORP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	0-51726	20-4154978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Somerset Street, New Brunswick, New Jersey	08901
(Address of principal executive offices)	(Zip Code)

(732) 342-7600

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by Magyar Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on February 19, 2013 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to disclose the Company’s decision regarding how often it will conduct shareholder advisory votes on executive compensation. No other changes have been made to the Original Filing.

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 14, 2013, the Company’s shareholders conducted a non-binding advisory vote regarding the frequency of shareholder approval of the compensation of named executive officers. Shareholders recommended that the Company hold an advisory vote on executive compensation every three years. Taking into consideration the results of the shareholder advisory vote, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years and until the next required vote on the frequency of shareholder votes on executive compensation.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired: Not applicable.
(b)	Pro forma financial information: Not applicable.
(c)	Shell company transactions: Not applicable.
(d)	Exhibits: Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magyar Bancorp, Inc.
(Registrant)

/s/John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer

Dated: March 28, 2013